UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	November 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Semiannual report 4|30|13

A world of investing.™

Putnam INVESTMENTS

7890

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

"Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets haven't already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each Putnam global sector fund is actively managed, which means investments are constantly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

7890

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Sector Fund

Interview with your fund’s portfolio manager

Equity market performance during the six months ended April 30, 2013, was strong. Do you see that strength continuing?

U.S. markets received a boost from healthy and relatively steady growth in GDP over the past six months. I believe this recovery will continue and that it may do so for an extended period, which bodes well for continued strength in equities. By historical standards, the economy is taking a longer time to build up excesses, which typically are realized more rapidly during a recovery. Key economic indicators such as housing, capital expenditures, and employment appear in our view to be at intermediate rather than peak levels of an “up” cycle. When we combine that with some of the underlying improvement in credit conditions and fiscal healing going on in Europe, including significant reductions in many countries’ deficits and improvements in the aggregate eurozone trade balance, we believe there is still substantial room for stocks to run.

Have companies’ earnings profiles reflected this economic strength — for example, during the first quarter of 2013?

Earnings in the first quarter of 2013 were generally quite solid among U.S. businesses. Some market participants worry about flagging corporate revenues, since these appear to have risen by only 1% year over year. This data point raises the question of whether revenue growth is strong enough to help

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Global Sector Fund	5

sustain the economic recovery. However, we feel that beneath the surface, revenue growth is actually much better than 1%. If we exclude the energy sector, which has been particularly challenged by the growth of new supply in natural gas as well as by the slowdown in China, then revenue growth is closer to 4% — a healthy figure. In addition, when we factor in recent U.S.-dollar strength, the real rate of revenue growth approaches 6%.

Furthermore, we see corporate confidence building, as illustrated by increased merger-and-acquisition activity and higher capital allocation being returned to shareholders. When we consider that the markets have, in our view, gotten past many of the issues that only a year ago undermined corporate confidence — notably, the potential breakup of the eurozone — then we believe we are at the early stages of a positive cycle for corporate confidence.

Which stocks or strategies contributed most to performance?

U.K.-based technology company Invensys was the top contributor. The company develops and applies advanced technologies in a variety of industries, including manufacturing, energy generators, and commercial and home appliances. In November of 2012, Invensys sold its high-tech railway division to Siemens for £1.74 billion [approximately US $2.6 billion], which provided a windfall to investors in the form of a special dividend and allowed the company to fund its long-term pension liabilities.

The fund’s position in Japan Tobacco was the second-largest contributor. The company benefited from yen weakness, which helped its business abroad. In addition, the Japanese government sold a third of its 50% stake in the company. Combined with a rising dividend payout, this increasing return of capital to shareholders was viewed favorably by the market. Lastly, the company’s management

Allocations are represented as a percentage of the underlying funds’ net assets as of 4/30/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Sector Fund

appears to be executing well in Japan and abroad. This convinces us to maintain a benchmark-relative overweight to the stock in the portfolio.

Another top contributor was the stock of Orix, a leading Japanese consumer finance company that has significant exposure to real estate and what we consider an excellent track record as a financier of small and midsize businesses in Japan. Orix has benefited from a recovery in the real estate market and a steady improvement in credit quality after the Japan earthquake, and now stands to gain from stimulative government measures as we believe these should give a boost to small and midsize companies. When the stock underperformed early in the period, we added to our position as we believed the company would eventually be recognized as a compelling economic “reflation” story. This proved correct, and the stock appreciated dramatically during the latter part of the period.

Which stocks or strategies detracted the most from the fund’s results?

Our position in Apple was the largest detractor. The company’s stock price peaked around September 2012 and the launch of iPhone 5. Initially, there were concerns that Apple would not be able to meet demand due to supply chain availability toward the end of 2012. Then in January, Apple’s guidance for the March quarter was slightly lower than some analysts’ expectations. As a result, confidence in Apple’s top-line growth waned and its earnings multiple — or the price-to-earnings ratio, which is a measure of a stock’s valuation or relative cheapness — dropped from 13x in the beginning of September to 9x by end of February.

Allocations are represented as a percentage of the fund’s net assets as of 4/30/13 and may not equal 100% due to rounding. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Global Sector Fund	7

We continue to have a view that Apple has established a valuable platform and created large barriers to entry, and that it is being overly discounted by its below-market multiple. Apple has built a powerful platform with a small number of products that we believe could be significantly enhanced with a broader product portfolio. We believe that the future is bright for Apple and that the stock will perform well over the long term.

Another detractor was Freeport-McMoRan. The company’s stock price lost value after an announced acquisition of two oil and gas exploration companies, Plains Exploration and McMoRan Exploration. The market interpreted the acquisition as a drift in strategy from Freeport’s core copper production business and a sign that copper production growth would slow. We had a different view of the merits of the acquisitions versus Wall Street’s sentiment, and felt that the cash generation from copper production would allow Freeport to bring forward the value of the company’s cash-constrained oil and gas assets. Our view has become more pessimistic after the close of the period, however, as we think lower copper prices may put downward pressure on Freeport’s earnings going forward. Consequently, we trimmed this position.

What is your outlook for global equity markets?

We are generally optimistic about the prospects for continued equity strength in a variety of markets. We believe Europe could potentially return to positive growth in the next 6 to 12 months. In our view, credit conditions, driven by central bank policy and confidence building in mid 2012, have improved substantially in Europe. European stocks have experienced headwinds in recent months, but we believe this implies a broad set of opportunities is in the making.

In the United States, we expect to see steady growth, with a potential for growth acceleration in the second half of 2013 as the effects of the government’s budget sequestration decrease. The U.S. federal deficit also has declined much more rapidly than expected, and we believe the United States will be much closer to sustainable deficit levels within the next few years. In our view, these factors imply a positive environment for U.S. equities.

Within emerging markets, we expect to see the larger countries, including Russia, China, and India, grow more slowly than their smaller counterparts, such as the ASEAN countries [Association of Southeast Asian Nations] and certain countries in Africa.

Thank you, Aaron, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Steven W. Curbow; Christopher J. Eitzmann; Vivek Gandhi, CFA; Brian T. Hertzog; Greg Kelly; David Morgan; Ferat Ongoren; Nathaniel N. Salter; Walter D. Scully; and Di Yao. They are overseen by Aaron Cooper.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

8	Global Sector Fund

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

Global Sector Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	27.69%	20.35%	24.72%	21.72%	24.68%	24.68%	25.62%	21.22%	26.70%	28.64%
Annual average	8.25	6.19	7.43	6.58	7.42	7.42	7.68	6.44	7.98	8.51

3 years	28.21	20.83	25.34	22.34	25.31	25.31	26.25	21.83	27.20	29.15
Annual average	8.63	6.51	7.82	6.95	7.81	7.81	8.08	6.80	8.35	8.90

1 year	14.73	8.14	13.86	8.86	13.76	12.76	14.02	10.03	14.35	14.98

6 months	13.51	6.98	13.08	8.08	12.98	11.98	13.13	9.17	13.35	13.65

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Global Sector Fund

Comparative index returns For periods ended 4/30/13

MSCI World Index (ND)

Life of fund	31.62%
Annual average	9.32

3 years	31.60
Annual average	9.59

1 year	16.70

6 months	14.67

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.101		$0.032	$0.022	$0.053		$0.085	$0.135

Capital gains — Long-term	0.484		0.484	0.484	0.484		0.484	0.484

Total	$0.585		$0.516	$0.506	$0.537		$0.569	$0.619

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/12	$10.32	$10.95	$10.22	$10.21	$10.28	$10.65	$10.31	$10.35

4/30/13	11.07	11.75	10.99	10.98	11.04	11.44	11.06	11.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	24.23%	17.09%	21.43%	18.43%	21.39%	21.39%	22.32%	18.04%	23.26%	25.15%
Annual average	7.50	5.40	6.69	5.80	6.67	6.67	6.95	5.68	7.22	7.77

3 years	24.23	17.09	21.43	18.43	21.39	21.39	22.32	18.04	23.26	25.15
Annual average	7.50	5.40	6.69	5.80	6.67	6.67	6.95	5.68	7.22	7.77

1 year	10.54	4.19	9.67	4.67	9.68	8.68	9.95	6.10	10.17	10.78

6 months	9.69	3.38	9.24	4.24	9.25	8.25	9.41	5.59	9.53	9.83

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Global Sector Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/12*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Total annual operating expenses
for the fiscal year ended
10/31/12	2.68%	3.43%	3.43%	3.18%	2.93%	2.43%

Annualized expense ratio
for the six-month period ended
4/30/13 †	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 1.12% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/14.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2012, to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.32	$5.28	$5.28	$3.96	$2.64	$0.00

Ending value (after expenses)	$1,135.10	$1,130.80	$1,129.80	$1,131.30	$1,133.50	$1,136.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Global Sector Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2013, use the following calculation method. To find the value of your investment on November 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Sector Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Sector Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Sector Fund

The fund’s portfolio 4/30/13 (Unaudited)

	Shares	Value

Global Sector Funds 99.6%*
Putnam Global Consumer Fund Class Y †††	43,839	$761,038

Putnam Global Financials Fund Class Y †††	49,987	693,813

Putnam Global Health Care Fund Class Y †††	6,790	370,403

Putnam Global Industrials Fund Class Y †††	22,116	363,592

Putnam Global Natural Resources Fund Class Y †††	26,467	528,553

Putnam Global Technology Fund Class Y †††	23,682	378,914

Putnam Global Telecommunications Fund Class Y †††	7,712	127,472

Putnam Global Utilities Fund Class Y †††	9,966	117,893

Total Global Sector Funds (cost $2,965,880)		$3,341,678

Fixed Income Funds 0.5%*
Putnam Money Market Fund Class A †††	15,121	$15,121

Total Fixed Income Funds (cost $15,121)		$15,121

Total Investments (cost $2,981,001)		$3,356,799

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,356,322.

††† Affiliated company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$3,341,678	$—	$—

Fixed income funds	15,121	—	—

Totals by level	$3,356,799	$—	$—

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	17

Statement of assets and liabilities 4/30/13 (Unaudited)

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $2,981,001) (Note 5)	$3,356,799

Cash	5

Receivable for shares of the fund sold	28,211

Receivable for investments sold	4,581

Receivable from Manager (Note 2)	15,371

Total assets	3,404,967

LIABILITIES

Payable for investments purchased	29,983

Payable for shares of the fund repurchased	2,758

Payable for distribution fees (Note 2)	638

Payable for auditing and tax fees	8,234

Payable for reports to shareholders	6,434

Other accrued expenses	598

Total liabilities	48,645

Net assets	$3,356,322

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,052,271

Distributions in excess of net investment income (Note 1)	(9,795)

Accumulated net realized loss on investments (Note 1)	(61,952)

Net unrealized appreciation of investments	375,798

Total — Representing net assets applicable to capital shares outstanding	$3,356,322

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,591,841 divided by 143,851 shares)	$11.07

Offering price per class A share (100/94.25 of $11.07)*	$11.75

Net asset value and offering price per class B share ($151,678 divided by 13,804 shares)**	$10.99

Net asset value and offering price per class C share ($229,103 divided by 20,862 shares)**	$10.98

Net asset value and redemption price per class M share ($15,902 divided by 1,440 shares)	$11.04

Offering price per class M share (100/96.50 of $11.04)*	$11.44

Net asset value, offering price and redemption price per class R share
($12,665 divided by 1,146 shares)†	$11.06

Net asset value, offering price and redemption price per class Y share
($1,355,133 divided by 122,325 shares)	$11.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

18	Global Sector Fund

Statement of operations Six months ended 4/30/13 (Unaudited)

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$24,516

Total investment income	24,516

EXPENSES

Distribution fees (Note 2)	3,529

Reports to shareholders	8,158

Auditing and tax fees	8,234

Other	599

Fees waived and reimbursed by Manager (Note 2)	(16,991)

Total expenses	3,529

Net investment income	20,987

Net realized loss on sales of underlying Putnam Fund shares (Notes 1 and 3)	(19,921)

Capital gain distribution from underlying Putnam Fund shares	23,970

Net unrealized appreciation of underlying Putnam Fund shares during the period	346,461

Net gain on investments	350,510

Net increase in net assets resulting from operations	$371,497

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	19

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/13*	Year ended 10/31/12

Operations:
Net investment income	$20,987	$41,883

Net realized gain on investments	4,049	91,020

Net unrealized appreciation of investments	346,461	142,418

Net increase in net assets resulting from operations	371,497	275,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,335)	(40,314)

Class B	(310)	(1,791)

Class C	(479)	(4,516)

Class M	(66)	(288)

Class R	(92)	(222)

Class Y	(13,015)	(12,405)

Net realized short-term gain on investments

Class A	—	(995)

Class B	—	(61)

Class C	—	(144)

Class M	—	(9)

Class R	—	(6)

Class Y	—	(281)

From net realized long-term gain on investments
Class A	(59,371)	(29,862)

Class B	(4,690)	(1,843)

Class C	(10,541)	(4,324)

Class M	(602)	(284)

Class R	(525)	(187)

Class Y	(46,663)	(8,426)

Redemption fees (Note 1)	18	40

Increase from capital share transactions (Note 4)	450,737	185,051

Total increase in net assets	673,563	354,454

NET ASSETS

Beginning of period	2,682,759	2,328,305

End of period (including distributions in excess of net
investment income of $9,795 and $4,485, respectively)	$3,356,322	$2,682,759

* Unaudited

The accompanying notes are an integral part of these financial statements.

20	Global Sector Fund

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Global Sector Fund	21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
April 30, 2013 **	$10.32	.08	1.25	1.33	(.10)	(.48)	(.58)	— [e]	$11.07	13.51 *	$1,592	.12 *	.73 *	29 *
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	— [e]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [e]	9.77	(1.94)	1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	— [e]	10.37	3.70 *	876	.15 *	(.06) *	14 *

Class B
April 30, 2013 **	$10.22	.03	1.25	1.28	(.03)	(.48)	(.51)	— [e]	$10.99	13.08 *	$152	.50 *	.30 *	29 *
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [e]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	— [e]	(.25)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.66)	99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	46	.59 *	(.51) *	14 *

Class C
April 30, 2013 **	$10.21	.04	1.23	1.27	(.02)	(.48)	(.50)	— [e]	$10.98	12.98 *	$229	.50 *	.40 *	29 *
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [e]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.65)	227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	71	.59 *	(.52) *	14 *

Class M
April 30, 2013 **	$10.28	.05	1.24	1.29	(.05)	(.48)	(.53)	— [e]	$11.04	13.13 *	$16	.37 *	.45 *	29 *
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [e]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [e]	9.72	(2.43)	15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40 *	16	.44 *	(.38) *	14 *

Class R
April 30, 2013 **	$10.31	.06	1.26	1.32	(.09)	(.48)	(.57)	— [e]	$11.06	13.35 *	$13	.25 *	.61 *	29 *
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [e]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [e]	9.76	(2.08)	10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50 *	10	.30 *	(.22) *	14 *

Class Y
April 30, 2013 **	$10.35	.08	1.27	1.35	(.14)	(.48)	(.62)	— [e]	$11.08	13.65 *	$1,355	— *	.78 *	29 *
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [e]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [e]	9.80	(1.63)	458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80 *	371	— *	.08 *	14 *

* Not annualized.

** Unaudited.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

April 30, 2013	0.57%

October 31, 2012	1.31

October 31, 2011	3.53

October 31, 2010	10.58

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

22	Global Sector Fund	Global Sector Fund	23

Notes to financial statements 4/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through April 30, 2013.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Putnam Management may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

The financial statements report on the fund, which may invest in the following Putnam Funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Global Utilities Fund, which are all non-diversified and Putnam Money Market Fund, which is diversified (the underlying Putnam Funds), which are managed by Putnam Management. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under

24	Global Sector Fund

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer $4,485 to its fiscal year ending October 31, 2013 late year ordinary losses ((i) ordinary losses recognized between January 1, 2012 and October 31, 2012, and (ii) specified ordinary and currency losses recognized between November 1, 2011 and October 31, 2012).

The aggregate identified cost on a tax basis is $3,048,649, resulting in gross unrealized appreciation and depreciation of $322,931 and $14,781, respectively, or net unrealized appreciation of $308,150.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plan) through February 28, 2014. During the reporting period, the fund’s expenses were reduced by $16,991 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Global Sector Fund	25

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,762	Class M	53

Class B	566	Class R	29

Class C	1,119	Total	$3,529

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $844 and $8 from the sale of class A and class M shares, respectively, and received no monies and $61 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,208,236 and $861,284, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	39,022	$411,866	45,010	$432,999

Shares issued in connection with
reinvestment of distributions	7,135	71,706	7,838	71,171

	46,157	483,572	52,848	504,170

Shares repurchased	(32,050)	(338,011)	(78,590)	(805,367)

Net increase (decrease)	14,107	$145,561	(25,742)	$(301,197)

	Six months ended 4/30/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	3,901	$41,259	1,608	$15,401

Shares issued in connection with
reinvestment of distributions	500	5,000	363	3,283

	4,401	46,259	1,971	18,684

Shares repurchased	(240)	(2,492)	(2,570)	(24,998)

Net increase (decrease)	4,161	$43,767	(599)	$(6,314)

26	Global Sector Fund

	Six months ended 4/30/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	2,216	$23,306	6,431	$63,358

Shares issued in connection with
reinvestment of distributions	1,102	11,020	868	7,835

	3,318	34,326	7,299	71,193

Shares repurchased	(6,918)	(71,127)	(6,234)	(61,452)

Net increase (decrease)	(3,600)	$(36,801)	1,065	$9,741

	Six months ended 4/30/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	144	$1,501	109	$1,076

Shares issued in connection with
reinvestment of distributions	66	668	64	581

	210	2,169	173	1,657

Shares repurchased	—	—	(508)	(5,077)

Net increase (decrease)	210	$2,169	(335)	$(3,420)

	Six months ended 4/30/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	62	617	46	415

	62	617	46	415

Shares repurchased	—	—	—	—

Net increase	62	$617	46	$415

	Six months ended 4/30/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,806	$281,199	58,567	$604,710

Shares issued in connection with
reinvestment of distributions	5,938	59,678	2,325	21,112

	32,744	340,877	60,892	625,822

Shares repurchased	(4,286)	(45,453)	(13,717)	(139,996)

Net increase	28,458	$295,424	47,175	$485,826

At the close of the reporting period, an Interested Trustee of the Fund owned 6.35% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class M	1,138	79.0%	$12,562

Class R	1,146	100.0	12,665

Global Sector Fund	27

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market value
	beginning of					at the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$568,861	$275,725	$177,090	$9,278	$5,828	$761,038

Putnam Global
Financials Fund
Class Y	527,939	223,431	164,792	4,497	—	693,813

Putnam Global
Health Care Fund
Class Y	281,784	139,239	92,880	—	17,452	370,403

Putnam Global
Industrials Fund
Class Y	291,487	125,192	102,568	2,124	—	363,592

Putnam Global
Natural Resources
Fund Class Y	474,685	199,390	148,638	5,128	—	528,553

Putnam Global
Technology Fund
Class Y	322,466	144,965	94,288	—	—	378,914

Putnam Global
Telecommunications
Fund Class Y	109,103	44,782	38,998	2,091	690	127,472

Putnam Global
Utilities Fund Class Y	94,851	45,079	34,588	1,397	—	117,893

Putnam Money
Market Fund Class A	12,130	10,433	7,442	1	—	15,121

Totals	$2,683,306	$1,208,236	$861,284	$24,516	$23,970	$3,356,799

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Each underlying Putnam Fund concentrates their investments in one sector, which involves more risk than a fund that invests more broadly.

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011-11 and their impact, if any, on the fund’s financial statements.

28	Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Investment Sub-Advisor	Kenneth R. Leibler	Janet C. Smith
The Putnam Advisory	Robert E. Patterson	Vice President,
Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		James P. Pappas
	Jonathan S. Horwitz	Vice President
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Mark C. Trenchard
and Trust Company	Compliance Liaison	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA730
281424 6/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013